Highlander Income Fund - 1997 Annual Report

1997 Annual Report

                                      Highlander
                                      Income
                                      Fund



                                      HLA



                                    [LOGO]

CONTENTS

President's Letter..................1
Letter to Shareholders..............3
Financial Statements and Notes......7
Investments in Securities..........18
Independent Auditors' Report.......32
Federal Tax Information............33
Shareholder Update.................34
Directors and Officers.............38
Glossary...........................41


                                        [LOGO]


HIGHLANDER INCOME FUND

FUND OBJECTIVE
High current income. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS
A combination of high-grade, mortgage-backed securities and lower-rated, fixed income securities, which include securities commonly referred to as "junk bonds." Each of these asset classes must comprise at least 30%, and no more than 70%, of the portfolio. The mortgage-backed securities may include certain derivative mortgage-backed securities, such as inverse floating rate securities and Z-bonds. High-yield, or junk bond, securities generally involve greater price volatility and risks to principal and income
(credit risk) than securities in the higher-rated categories.

[PHOTO]

WILLIAM H. ELLIS
President
Piper Capital
Management


PRESIDENT'S LETTER


April 11, 1997

DEAR SHAREHOLDERS:

    Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.
    We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. Also, when calling our toll-free number, you now have the option to listen to our portfolio managers talk about their current investment strategies. Find out the many ways to reach us on the back page of this report.
    Take a close look at the annual report in your hand. We've made our portfolio managers' commentaries simpler and more inviting, and added a glossary of terms at the back to help you understand commonly used financial terms. Whenever you see this symbol (***), it indicates a term defined in the glossary.
    You'll hear the word "team" more often when we talk about our portfolio managers. We've enhanced our approach, allowing managers to interact more frequently and share their best ideas to improve the investment capabilities of Piper Capital.
    The recent changes we have made represent a new way of doing business at Piper Capital -- an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.
    That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can. Thank you for your investment.

Sincerely,


/s/ William H. Ellis
William H. Ellis


                1997 Annual Report     1     Highlander Income Fund

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the period ending February 28, 1997.


                                    [GRAPH]


                                                              SINCE INCEPTION
                              ONE YEAR                            (3/31/94)
                              --------                        ---------------

HIGHLANDER INCOME FUND.......  10.63%                               10.06%

Lehman Brothers U.S. Mortgage
 Index/High-Yield Single B
 Securities Index *..........  10.16%                               10.00%


Average annualized total return figures are through February 28, 1997, and are based on the change in net asset value (NAV). They reflect the reinvestment of all distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total return figures based on the change in market price for the one-year and since inception periods ended February 28, 1997, were 10.80% and 4.00% respectively. These figures also assume reinvested distributions and do not reflect sales charges.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

* This blended index is comprised of 50% Lehman Brothers U.S. Mortgage Index and 50% Lehman Brothers High-Yield Single B Securities Index, which had individual one-year returns of 6.58% and 13.84% and since inception returns of 8.03% and 11.97%, respectively.

The Lehman Brothers U.S. Mortgage Index is comprised of U.S. government agency mortgage-backed securities with five to 30 years to maturity. The Lehman Brothers High-Yield Single B Securities Index is comprised of fixed rate, public non-convertible issues that are rated B by Moody's Investor Service. Developed by Lehman Brothers, the indexes are unmanaged, reflect the reinvestment of all distributions and do not include any fees or expenses.

The since inception numbers for the Lehman blended index are calculated from the month end following the fund's inception through February 28, 1997.


                1997 Annual Report     2     Highlander Income Fund

[PHOTO]

TOM MCGLINCH,
CFA, PIPER CAPITAL
MANAGEMENT,
shares responsibility
for the management
of Highlander
Income Fund. He
has 16 years of
financial experience.


PORTFOLIO MANAGERS' LETTER

April 11, 1997


DEAR SHAREHOLDERS:

HIGHLANDER INCOME FUND HAD A NET ASSET VALUE TOTAL RETURN OF 10.63% FOR THE YEAR ENDED FEBRUARY 28, 1997. In comparison, the fund's benchmark, a 50%/50% blend of the Lehman Brothers U.S. Mortgage Index and the Lehman Brothers High-Yield Single B Securities Index, had a return of 10.16%. The fund's total return based on market price was 10.80%.* During the year, the fund's monthly distribution to shareholders was 9.4 cents per share.

WE ARE PLEASED WITH THE FUND'S PERFORMANCE, WHICH WE ATTRIBUTE TO STRONG RETURNS IN THE HIGH-YIELD PORTION OF THE FUND ALONG WITH A STABLE EFFECTIVE DURATION. (***) This fund combines lower-rated, high-yield securities and high-grade, mortgage-backed securities in its


* All returns include reinvested distributions, but not sales charges. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION

As a percentage of total assets on February 28, 1997.


                                    [GRAPH]


Other Assets 4%                          B 38%

U.S. Agency                              BB 6%
Mortgage-Backed
Z-Bond Securities 6%                     CCC 1%

U.S. Agency Fixed Rate                   D 1%
Mortgage-Backed
Securities 39%                           Non-Rated 5%

High-Yield Securities                    51%

Mortgage-Backed Securities               45%

Other Assets                              4%

                1997 Annual Report     3     Highlander Income Fund

[PHOTO]

WAN-CHONG KUNG,
CFA, PIPER CAPITAL
MANAGEMENT,
shares responsibility
for the management
of Highlander
Income Fund. She
has five years of
financial experience.


PORTFOLIO MANAGERS' LETTER (CONTINUED)

portfolio in an effort to create stability during changing economic environments. During this fiscal year, the high-yield market enjoyed good performance in response to a steadily growing economy, a robust stock market and a strong demand for high-yield securities. The types of industries that did especially well for this fund included cable, broadcasting and telecommunications.

MERGER AND ACQUISITION ACTIVITY IN THE HIGH-YIELD MARKET HELPED THE FUND DURING THE YEAR. The fund owned bonds of several companies that were acquired by larger companies, which resulted in an upgrade in credit quality and benefited the fund. Because the high-yield portion of the fund focuses on lower-rated securities, in most cases we sold these upgraded quality bonds at a profit and reinvested the proceeds back into high-yield securities.

GAINS IN THE HIGH-YIELD SECTOR CAUSED THE FUND'S ALLOCATION, WHICH USUALLY IS AN APPROXIMATE 50-50 SPLIT BETWEEN HIGH-YIELD AND MORTGAGE SECURITIES, TO SHIFT TOWARD HIGH-YIELD SECURITIES. In January, we took action to bring the fund back closer to its 50-50 allocation by selling some of its high-yield holdings. We continue to monitor and rebalance the fund's holdings as necessary. In addition, we modestly upgraded the quality of the lower-rated portion of the portfolio toward the end of the fiscal year by purchasing high-yield bonds of higher quality. This action was a reflection of the fact that high-yield bonds had done well, and that yield spreads(***) had narrowed. Our expectation is that this should help position the fund to continue its positive performance if spreads start to widen.


                1997 Annual Report     4     Highlander Income Fund

[PHOTO]

MARK DURBIANO,
CFA, FEDERATED
ADVISERS, shares
responsibility for the
management of
Highlander Income
Fund. He has 15
years of financial
experience.


PORTFOLIO MANAGERS' LETTER (CONTINUED)

THE MORTGAGE-BACKED PORTION OF THE FUND WAS OVERWEIGHTED IN 15-YEAR AND BALLOON PASS-THROUGH SECURITIES*** AND UNDERWEIGHTED IN 30-YEAR PASS-THROUGHS THROUGHOUT THE YEAR, IN COMPARISON TO THE FUND'S MORTGAGE BENCHMARK. Balloon and 15-year mortgages tend to perform better than 30-year mortgages during times of rising interest rates (which was the case during this fiscal year). At the same time, they have more predictable prepayment rates during times of declining interest rates. In addition, fewer 15-year securities were originated during the year, which helped maintain the value of existing securities and worked in favor of the fund.

WE'VE CONTINUED INVESTING IN A COMBINATION OF DISCOUNT-PRICED MORTGAGE SECURITIES AND SEASONED(***) HIGHER-COUPON MORTGAGE SECURITIES. We believe this combination of securities helps reduce the fund's exposure to prepayments. The discounted securities have low coupon(***) rates, which makes prepayment unlikely, while the seasoned, higher-coupon securities have survived a few business cycles and therefore are not expected to prepay aggressively, even if interest rates decline.

WE REMAIN OPTIMISTIC ABOUT THE OUTLOOK FOR HIGH-YIELD SECURITIES IN THE COMING MONTHS, AND WE BELIEVE THE FUND IS POSITIONED APPROPRIATELY IN BOTH PORTIONS OF THE PORTFOLIO. We feel that economic growth will continue to be moderate, that inflation will remain under control and that interest rates should stay relatively stable. This should provide a good environment for high-yield securities. However, we encourage shareholders to approach the coming months with realistic expectations. We believe the yield spread between high-yield bonds and Treasury securities is at its narrowest point for this economic cycle, and it's uncertain whether the relative total return advantage of high-yield bonds over high-quality bonds will be as great as it was in the past 12 months.


                1997 Annual Report     5     Highlander Income Fund

As always, we appreciate your investment in Highlander Income Fund. We are committed to the fund's continued success, and we look forward to helping you reach your financial goals in the coming year.

Sincerely,


/s/ Mark E. Durbiano
Mark E. Durbiano
Co-manager


/s/ Tom McGlinch
Tom McGlinch
Co-manager


/s/ Wan-Chong Kung
Wan-Chong Kung
Co-manager


                1997 Annual Report     6     Highlander Income Fund

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  February 28, 1997
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2) ........     $32,038,100
Cash in bank on demand deposit .............................          35,502
Receivable for investment securities sold ..................         160,064
Accrued interest receivable ................................         411,791
                                                              -----------------
  Total assets .............................................      32,645,457
                                                              -----------------

LIABILITIES:
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................       4,010,000
Payable for investment securities purchased ................         131,418
Accrued investment management fee ..........................          13,013
Accrued administrative fee .................................           4,338
Variation margin payable (note 2) ..........................           1,875
Other accrued expenses .....................................          18,018
                                                              -----------------
  Total liabilities ........................................       4,178,662
                                                              -----------------
Net assets applicable to outstanding capital stock .........     $28,466,795
                                                              -----------------
                                                              -----------------

REPRESENTED BY:
Capital stock - authorized 200 million shares of $0.01 par
  value; outstanding, 1,989,467 shares .....................     $    19,895
Additional paid-in capital .................................      27,687,450
Undistributed net investment income ........................          39,834
Accumulated net realized loss on investments ...............        (376,120)
Unrealized appreciation of investments (note 2) ............       1,095,736
                                                              -----------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................     $28,466,795
                                                              -----------------
                                                              -----------------

Net asset value per share of outstanding capital stock .....     $     14.31
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $30,987,739
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                 1997 Annual Report  7  Highlander Income Fund

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended February 28, 1997
 ..................................................................

INCOME:
Interest ...................................................     $ 2,565,675
Fee income (note 2) ........................................         104,379
                                                              -----------------

  Total investment income ..................................       2,670,054
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         165,598
Administrative fee .........................................          55,199
Custodian and accounting fees ..............................          61,291
Transfer agent fees ........................................           3,881
Reports to shareholders ....................................          42,955
Directors' fees ............................................           8,582
Audit and legal fees .......................................          38,852
Other expenses .............................................          11,196
                                                              -----------------
  Total expenses ...........................................         387,554
Less expenses paid indirectly ..............................          (1,453)
                                                              -----------------

  Total net expenses .......................................         386,101
                                                              -----------------

  Net investment income ....................................       2,283,953
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................         126,996
Net realized loss on closed futures contracts ..............        (186,930)
                                                              -----------------

  Net realized loss on investments .........................         (59,934)
Net change in unrealized appreciation or depreciation of
  investments ..............................................         588,913
                                                              -----------------

  Net gain on investments ..................................         528,979
                                                              -----------------

  Net increase in net assets resulting from operations .....     $ 2,812,932
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                 1997 Annual Report  8  Highlander Income Fund

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                   2/28/97             2/29/96
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 2,283,953         $ 2,367,210
Net realized gain (loss) on investments ....................         (59,934)            447,190
Net change in unrealized appreciation or depreciation of
  investments ..............................................         588,913           1,205,735
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....       2,812,932           4,020,135
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (2,244,119)         (2,367,210)
In excess of net investment income .........................              --              (3,049)
Tax return of capital ......................................              --             (26,682)
                                                              -----------------   -----------------
  Total distributions ......................................      (2,244,119)         (2,396,941)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
Payments for retirement of 17,200 shares (note 6) ..........              --            (211,735)
                                                              -----------------   -----------------
  Total increase in net assets .............................         568,813           1,411,459

Net assets at beginning of year ............................      27,897,982          26,486,523
                                                              -----------------   -----------------

Net assets at end of year ..................................     $28,466,795         $27,897,982
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $    39,834         $        --
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                 1997 Annual Report  9  Highlander Income Fund

        Notes to Financial Statements
----------------------------------------

(1) ORGANIZATION
 ................................
               Highlander Income Fund Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests primarily in a combination of high-grade, mortgage-backed securities and lower-rated fixed income securities, which include securities commonly referred to as "junk bonds". The mortgage-backed securities may include certain derivative securities such as inverse floating rate securities and Z-bonds. Fund shares are listed on the American Stock Exchange under the symbol HLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               The values of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the New York Stock Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

               Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur, if the fund's management determines for any other reason that valuations provided by the pricing service or dealer are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

               Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on

---------------------------------------------------------------------

                 1997 Annual Report  10  Highlander Income Fund

---------------------------------------------------------------------
               the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                  HIGH-YIELD DEBT SECURITIES
               Although the fund has a diversified portfolio, the fund has 58.8% of total net assets invested in non-investment grade (high-yield) and comparable quality unrated high-yield securities. Investments in high-yield securities are accompanied by a greater degree of credit risk and tend to be more sensitive to economic conditions than investments in higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The fund held one security, representing 0.4% of total net assets, which was in default at February 28, 1997.

                  OPTIONS TRANSACTIONS
               For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities, and write cash-secured puts. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

               The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

---------------------------------------------------------------------

                 1997 Annual Report  11  Highlander Income Fund

---------------------------------------------------------------------

                  FUTURES TRANSACTIONS
               For hedging purposes, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

               At February 28, 1997, the fund had outstanding 12 interest rate futures sales contracts on 30 year U.S. Treasury bonds expiring in March 1997 with a net unrealized gain of $45,375. The market value and par value of the open contracts were $1,330,875 and $1,200,000, respectively. Securities with a market value of $65,039 were pledged as collateral to cover initial margin deposits on these contracts.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining

---------------------------------------------------------------------

                 1997 Annual Report  12  Highlander Income Fund

---------------------------------------------------------------------
               substantially fully invested. As of February 28, 1997, the fund had entered into outstanding when-issued or forward commitments of $4,010,000.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended February 28, 1997, such fees earned by the fund amounted to $104,379.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the "mark-to-market" of certain investments for tax purposes and losses deferred due to "straddle" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

               Distributions which exceed the net investment income or net realized gains for financial statement purposes are presented as an "excess distribution" in the statements of changes in net assets and the financial highlights. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the

---------------------------------------------------------------------

                 1997 Annual Report  13  Highlander Income Fund

---------------------------------------------------------------------
               timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 10% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to

---------------------------------------------------------------------

                 1997 Annual Report  14  Highlander Income Fund

---------------------------------------------------------------------
               make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

               The investment management agreement provides the adviser with a monthly management fee equal to an annualized rate of 0.60% of the fund's average weekly net assets. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund. Federated Advisers has been retained by the adviser as a subadviser and is paid a monthly fee by the adviser equal to 50% of the investment management fee.

               The administration agreement provides the administrator with a monthly fee equal to an annualized rate of 0.20%. For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

               In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended February 28, 1997, aggregated $25,764,864 and $27,988,424, respectively.

               For the year ended February 28, 1997, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

---------------------------------------------------------------------

                 1997 Annual Report  15  Highlander Income Fund

---------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers of $285,796 as of February 28, 1997, which, if not offset by subsequent capital gains, will expire in 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(6) RETIREMENT OF
    FUND SHARES
 ................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund has cumulatively repurchased and retired 17,200 shares as of February 28, 1997, which represents 0.9% of the shares originally issued.

---------------------------------------------------------------------

                 1997 Annual Report  16  Highlander Income Fund

---------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

HIGHLANDER INCOME FUND

                                                                          Period
                                                  Year        Year        Ended
                                                  Ended       Ended      2/28/95
                                                 2/28/97     2/29/96       (d)
                                                 -------     -------     --------
PER-SHARE DATA
Net asset value, beginning of period ........    $14.02      $13.20      $ 13.95
                                                 -------     -------     --------
Operations:
  Net investment income .....................      1.15        1.19         1.13
  Net realized and unrealized gains (losses)
    on investments ..........................      0.27        0.83        (0.73)
                                                 -------     -------     --------
    Total from operations ...................      1.42        2.02         0.40
                                                 -------     -------     --------
Distributions to shareholders:
  From net investment income ................     (1.13)      (1.19)       (1.14)
  In excess of net investment income ........        --          --        (0.01)
  Tax return of capital .....................        --       (0.01)          --
                                                 -------     -------     --------
    Total distributions to shareholders .....     (1.13)      (1.20)       (1.15)
                                                 -------     -------     --------
Net asset value, end of period ..............    $14.31      $14.02      $ 13.20
                                                 -------     -------     --------
                                                 -------     -------     --------
Market value, end of period .................    $12.75      $12.63      $ 12.00
                                                 -------     -------     --------
                                                 -------     -------     --------
SELECTED INFORMATION
Total return, net asset value (a) ...........     10.63%      15.84%        3.23%
Total return, market value (b) ..............     10.80%      15.91%      (12.69)%
Net assets at end of period (in millions) ...    $   28      $   28      $    26
Ratio of expenses to average weekly net
  assets (c) ................................      1.40%       1.44%        1.18%(e)
Ratio of net investment income to average
  weekly net assets .........................      8.25%       8.63%        9.37%(e)
Portfolio turnover rate (excluding short-term
  securities) ...............................        79%         90%          69%

(A) BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) BEGINNING IN FISCAL 1996, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIO HAS NOT BEEN ADJUSTED.
(D)  COMMENCEMENT OF OPERATIONS WAS MARCH 31, 1994.
(E)  ADJUSTED TO AN ANNUAL BASIS.

---------------------------------------------------------------------

                 1997 Annual Report  17  Highlander Income Fund

Investments in Securities
---------------------------------------------------------------------

HIGHLANDER INCOME FUND                                            February 28, 1997
 ..........................................................................................

                                                            Principal             Market
Description of Security                                      Amount             Value (a)
---------------------------------------------------------  -----------         ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (51.7%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (51.7%):
    FIXED RATE (44.7%):
      11.00%, FNMA, 10/1/20 .............................  $   288,582(b)      $    325,196
      9.00%, FNMA, 7/1/24 ...............................      793,809              838,214
      10.00%, FNMA, 10/1/17 .............................      455,201              496,879
      9.50%, FNMA, 5/1/25 ...............................      755,208              816,093
      6.50%, FNMA, 9/1/25 ...............................      725,376              691,073
      8.00%, FNMA, 3/1/08 ...............................    1,111,883            1,146,630
      6.00%, FNMA, 3/1/11 ...............................      956,636              918,151
      6.50%, FNMA, 5/1/26 ...............................      977,320              931,102
      6.00%, FNMA, 3/1/26 ...............................      996,621              922,702
      6.50%, FNMA, 2/1/04 ...............................    1,485,000            1,466,438
      7.00%, FNMA, 4/22/03 ..............................    2,000,000(c)         2,005,020
      7.00%, FNMA, 1/1/08 ...............................    2,000,000(c)         1,993,120
      9.00%, GNMA, 6/15/16 ..............................      186,187              198,697
                                                                               ------------
                                                                                 12,749,315
                                                                               ------------

    Z-BOND (D) (7.0%):
      6.50%, FHLMC, Series 1694, Class Z, 3/15/24 .......    1,214,672              976,353
      8.30%, FNMA , Series 1993-223, Class ZA,
        12/25/23 ........................................    1,222,172            1,003,000
                                                                               ------------
                                                                                  1,979,353
                                                                               ------------

        Total U.S. Government and Agency Securities
          (cost: $14,647,651)  ..........................                        14,728,668
                                                                               ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  18  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating    Principal             Market
Description of Security                                      (g)       Amount             Value (a)
---------------------------------------------------------  --------  -----------         ------------
HIGH YIELD CORPORATE BONDS (58.8%):
  AEROSPACE AND DEFENSE (0.4%):
      Tracor Inc., Senior Subordinated Note, 10.88%,
        8/15/01 .........................................     B+     $   100,000         $    106,750
                                                                                         ------------

  AUTOMOTIVE (1.6%):
      Aftermarket Technology, Senior Subordinated Note,
        12.00%, 8/1/04 ..................................    N-R         112,000              126,000
      Blue Bird Body Co., Senior Subordinated Note,
        10.75%, 11/15/06 ................................     B           50,000               53,750
      Collins & Aikman Products, Senior Subordinated
        Note, 11.50%, 4/15/06 ...........................     B          150,000              169,125
      Lear Seating Corp., Subordinated Note, 8.25%,
        2/1/02 ..........................................    BB-         100,000              101,250
                                                                                         ------------
                                                                                              450,125
                                                                                         ------------

  BANKING (1.0%):
      First Nationwide Escrow, Senior Subordinated Note,
        10.63%, 10/1/03 .................................    N-R         150,000(e)           166,500
      First Nationwide Holdings, Senior Note, 12.25%,
        5/15/01 .........................................    BB-         100,000              114,500
                                                                                         ------------
                                                                                              281,000
                                                                                         ------------

  BEVERAGE AND TOBACCO (0.6%):
      Dr. Pepper Bottling Holdings, Senior Note, Delayed
        Interest, 10.63%, 2/15/03 .......................    N-R         175,000(d)           168,875
                                                                                         ------------

  BROADCAST RADIO AND TELEVISION (4.7%):
      Chancellor Radio Broadcasting Co., Senior
        Subordinated Note, 12.50%, 10/1/04 ..............     B-          75,000               85,125
      Chancellor Radio Broadcasting Co., Senior
        Subordinated Note, 9.38%, 10/1/04 ...............     B-          50,000               51,562
      Echostar Satellite Broadcast, Senior Discount Note,
        Delayed Interest, 13.25%, 3/15/04 ...............     B-         150,000(d)           121,875
      Heritage Media Corp., Senior Subordinated Note,
        8.75%, 2/15/06 ..................................     B          200,000              197,000
      Pegasus Media & Communications, Note, 12.50%,
        7/1/05 ..........................................     B-         100,000              110,500
      SFX Broadcasting, Senior Subordinated Note, 10.75%,
        5/15/06 .........................................     B-         125,000              136,094

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  19  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating    Principal             Market
Description of Security                                      (g)       Amount             Value (a)
---------------------------------------------------------  --------  -----------         ------------
      Sinclair Broadcast Group Inc., Senior Subordinated
        Note, 10.00%, 12/15/03 ..........................     B      $   250,000         $    261,250
      Sullivan Broadcasting Holdings, Debenture, 13.25%,
        12/15/06 ........................................     B-          25,000               24,438
      Sullivan Broadcasting, Senior Subordinated Note,
        10.25%, 12/15/05 ................................     B-         100,000              102,500
      TCI Satellite Entertainment, Senior Discount Note,
        Delayed Interest, 11.95%, 2/15/07 ...............     B-          75,000(d)(e)         42,000
      TCI Satellite Entertainment, Senior Subordinated
        Note, 10.88%, 2/15/07 ...........................     B-          50,000(e)            50,937
      Young Broadcasting Inc., Senior Subordinated Note,
        9.00%, 1/15/06 ..................................     B          150,000              149,250
                                                                                         ------------
                                                                                            1,332,531
                                                                                         ------------

  BUSINESS SERVICES (1.7%):
      Electronic Retailing Systems Inc., Senior Discount
        Note (and Warrants), Delayed Interest, 12.90%,
        2/1/04 ..........................................    N-R          75,000(d) (e)        52,125
      Knoll Inc., Senior Subordinated Note, 10.88%,
        3/15/06 .........................................     B+         175,000              194,250
      Outsourcing Solutions, Senior Subordinated Note,
        11.00%, 11/1/06 .................................     B-         100,000(e)           108,500
      United Stationery Supply, Senior Subordinated Note,
        12.75%, 5/1/05 ..................................     B-         125,000              142,188
                                                                                         ------------
                                                                                              497,063
                                                                                         ------------

  CABLE TELEVISION (6.2%):
      Australis Holdings Property Ltd., Senior Discount
        Note, Delayed Interest (and Warrants), 19.20%,
        11/1/02 .........................................    N-R         150,000(d)(e)(i)       87,000
      Bell Cablemedia Plc, Senior Discount Note, Delayed
        Interest, 12.95%, 7/15/04 .......................    BB-          50,000(d)(i)         44,000
      Cablevision Systems Corp., Senior Subordinated
        Debenture, 9.88%, 2/15/13 .......................     B          150,000              151,875
      Cablevision Systems Corp., Senior Subordinated
        Debenture, 10.50%, 5/15/16 .                          B           50,000               52,875
      Cablevision Systems Corp., Senior Subordinated
        Note, 9.88%, 5/15/06 ............................     B           50,000               52,312
      Charter Communications South East L.P., Senior
        Note, 11.25%, 3/15/06 ...........................     B          100,000              108,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  20  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating    Principal             Market
Description of Security                                      (g)       Amount             Value (a)
---------------------------------------------------------  --------  -----------         ------------
      Comcast Corp., Senior Subordinated Debenture,
        9.38%, 5/15/05 ..................................    BB-     $    75,000         $     78,938
      Comcast UK Cable Partners Ltd., Senior Discount
        Debenture, Delayed Interest, 11.07%, 11/15/07 ...     B          125,000(d)(i)         89,688
      Diamond Cable Communications Plc, Senior Discount
        Note, Delayed Interest, 10.52%, 2/15/07 .........     B-         150,000(d)(e)(i)       90,375
      International Cabletel Inc., Senior Note, Delayed
        Interest, 10.84%, 10/15/03 ......................    N-R         250,000(d)           212,188
      International Cabletel Inc., Senior Note, Delayed
        Interest, 11.67%, 4/15/05 .......................     B           75,000(d)            55,875
      International Cabletel Inc., Senior Note, Delayed
        Interest, 11.77%, 2/1/06 ........................     B          100,000(d)            69,125
      People's Choice TV Corp., Senior Discount Note (and
        Warrants), Delayed Interest, 13.31%, 6/1/04 .....    CCC+         75,000(d)            34,875
      Rogers Cablesystems, Senior Note, 10.00%,
        3/15/05 .........................................    BB+         150,000(i)           162,000
      Telewest Communications Plc, Senior Discount Note,
        Delayed Interest, 10.84%, 10/1/07 ...............     BB         500,000(d)(i)        356,875
      United International Holdings Australia/Pacific,
        Senior Discount Note, Delayed Interest, 13.99%,
        5/15/06 .........................................    N-R         150,000(d)            81,937
      Wireless One Inc., Senior Note, 13.00%,
        10/15/03 ........................................     B-          50,000               46,750
                                                                                         ------------
                                                                                            1,774,688
                                                                                         ------------

  CHEMICALS AND PLASTICS (3.4%):
      Astor Corp., Senior Subordinated Note, 10.50%,
        10/15/06 ........................................     B-         100,000(e)           105,125
      Crain Industries Inc., Senior Subordinated Note,
        13.50%, 8/15/05 .................................    N-R         125,000              143,125
      Harris Chemical North American, Senior Note,
        10.25%, 7/15/01 .................................     B+         150,000              157,875
      ISP Holdings Inc., Senior Note, 9.00%, 10/15/03 ...     B+         150,000(e)           154,875
      Polymer Group, Senior Note, 12.25%, 7/15/02             B           83,000               92,130
      RBX Corp., Senior Subordinated Note, 11.25%,
        10/15/05 ........................................    N-R          75,000               56,625

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  21  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating    Principal             Market
Description of Security                                      (g)       Amount             Value (a)
---------------------------------------------------------  --------  -----------         ------------
      Sterling Chemical Holdings, Senior Discount Note,
        Delayed Interest, 12.99%, 8/15/08 ...............     B+     $   100,000(d)      $     65,750
      Sterling Chemicals Inc., Senior Subordinated Note,
        11.75%, 8/15/06 .................................     B+          50,000               54,875
      Uniroyal Technology Corp., Senior Note, 11.75%,
        6/1/03 ..........................................     B          125,000              126,563
                                                                                         ------------
                                                                                              956,943
                                                                                         ------------

  COMMUNICATION (0.2%):
      Dobson Communications Corp., Senior Note, 11.75%,
        4/15/07 .........................................    N-R          50,000(e)            50,625
                                                                                         ------------

  CONSUMER HEALTH (1.1%):
      Icon Health & Fitness Corp., Senior Discount Note,
        Delayed Interest, 13.58%, 11/15/06 .                 CCC+        100,000(d)(e)         55,125
      Renaissance Cosmetics, Senior Note, 11.75%,
        2/15/04 .........................................     B-         100,000(e)           103,625
      Simmons Co., Senior Subordinated Note, 10.75%,
        4/15/06 .........................................     B          150,000              160,125
                                                                                         ------------
                                                                                              318,875
                                                                                         ------------

  CONSUMER NON-DURABLES (0.8%):
      Curtice-Burns Foods Inc., Senior Subordinated Note,
        12.25%, 2/1/05 ..................................     B           75,000               81,000
      Playtex Family Products Corp., Senior Subordinated
        Note, 9.00%, 12/15/03 ...........................     B          150,000              151,875
                                                                                         ------------
                                                                                              232,875
                                                                                         ------------

  CONTAINER AND GLASS PRODUCTS (1.6%):
      Owens-Illinois Inc., Senior Subordinated Note,
        10.50%, 6/15/02 .................................     B+         250,000              265,625
      Packaging Resources Inc., Senior Note, 11.63%,
        5/1/03 ..........................................     B+          75,000               80,156
      Plastic Containers Inc., Senior Note, 10.00%,
        12/15/06 ........................................     B+          50,000(e)            52,250
      U.S. Can Corp., Senior Subordinated Note, 10.13%,
        10/15/06 ........................................     B           50,000(e)            53,500
                                                                                         ------------
                                                                                              451,531
                                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  22  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating    Principal             Market
Description of Security                                      (g)       Amount             Value (a)
---------------------------------------------------------  --------  -----------         ------------
  COSMETICS AND TOILETRIES (0.2%):
      Revlon Consumer Products, Senior Subordinated Note,
        10.50%, 2/15/03 .................................     B-     $    50,000         $     53,500
                                                                                         ------------

  ECOLOGICAL SERVICES AND EQUIPMENT (1.1%):
      Allied Waste North America, Senior Subordinated
        Note, 10.25%, 12/1/06 ...........................     B+         100,000(e)           108,375
      ICF Kaiser International, Senior Subordinated Note,
        13.00%, 12/31/03 ................................     B-          75,000               72,000
      Mid-American Waste System Inc., Senior Subordinated
        Note, 12.25%, 2/15/03 ...........................     D          250,000(h)           118,750
                                                                                         ------------
                                                                                              299,125
                                                                                         ------------

  ELECTRICAL UTILITIES (0.6%):
      El Paso Electric Co., 9.40%, 5/1/11 ...............    BB-         150,000              163,028
                                                                                         ------------

  FINANCE (0.3%):
      Trizec Finance Ltd., Senior Note, 10.88%,
        10/15/05 ........................................    BB-          75,000(i)            83,625
                                                                                         ------------

  FOOD PRODUCTS (1.7%):
      Carr-Gottstein Foods Co., Senior Subordinated Note,
        12.00%, 11/15/05 ................................     B-         100,000              110,625
      International Home Foods, Senior Subordinated Note,
        10.38%, 11/1/06 .................................     B-         175,000(e)           182,875
      Specialty Foods Aquisition, Senior Subordinated
        Note, 11.25%, 8/15/03 ...........................     B-         100,000               85,000
      Van De Kamps Inc., Senior Subordinated Note,
        12.00%, 9/15/05 .................................     B-         100,000              112,000
                                                                                         ------------
                                                                                              490,500
                                                                                         ------------

  FOOD AND DRUG RETAILING (0.7%):
      Ralphs Grocery Co., Senior Note, 10.45%,
        6/15/04 .........................................     B          100,000              107,000
      Ralphs Grocery Co., Senior Subordinated Note,
        11.00%, 6/15/05 .................................     B-          75,000               80,250
                                                                                         ------------
                                                                                              187,250
                                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  23  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating    Principal             Market
Description of Security                                      (g)       Amount             Value (a)
---------------------------------------------------------  --------  -----------         ------------
  FOREST PRODUCTS (2.4%):
      Container Corporation of America, Senior Note,
        9.75%, 4/1/03 ...................................     B+     $   125,000         $    132,500
      Four M Corp., Senior Note, 12.00%, 6/1/06 .........     B          100,000              107,500
      Repap New Brunswick, Senior Note, 10.63%,
        4/15/05 .........................................     B+          50,000(i)            49,750
      Riverwood International, Senior Subordinated Note,
        10.88%, 4/1/08 ..................................     B-          75,000               64,125
      SD Warren Co., Senior Subordinated Note, 12.00%,
        12/15/04 ........................................     B+         100,000              110,125
      Stone Container Corp., Senior Note, 11.50%,
        10/1/04 .........................................     B+         150,000              158,250
      Uniforet Inc., Senior Note, 11.13%, 10/15/06            B+          75,000(e)(i)         70,500
                                                                                         ------------
                                                                                              692,750
                                                                                         ------------

  HEALTH CARE SERVICES (1.7%):
      Dade International Inc., Senior Subordinated Note,
        11.13%, 5/1/06 ..................................     B          150,000              165,750
      Genesis Health Ventures, Senior Subordinated Note,
        9.25%, 10/1/06 ..................................     B          100,000              103,500
      Tenet Healthcare Corp, Senior Subordinated Note,
        10.13%, 3/1/05 ..................................     B+         200,000              221,000
                                                                                         ------------
                                                                                              490,250
                                                                                         ------------

  HEAVY ELECTRICAL MACHINERY (1.1%):
      Alvey Systems Inc., Senior Subordinated Note,
        11.38%, 1/31/03 .................................     B-         150,000              160,500
      Tokheim Corp., Senior Subordinated Note, 11.50%,
        8/1/06 ..........................................    N-R         150,000              163,500
                                                                                         ------------
                                                                                              324,000
                                                                                         ------------

  HOTELS AND LEISURE (0.4%):
      Courtyard By Marriott, Senior Note, 10.75%,
        2/1/08 ..........................................     B-         100,000              107,000
                                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  24  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating    Principal             Market
Description of Security                                      (g)       Amount             Value (a)
---------------------------------------------------------  --------  -----------         ------------
  INDUSTRIAL PRODUCTS AND EQUIPMENT (3.4%):
      Cabot Safety Corp., Senior Subordinated Note,
        12.50%, 7/15/05 .................................     B      $   150,000         $    165,750
      Clark Material Handling Inc., Senior Note, 10.75%,
        11/15/06 ........................................     B+         100,000(e)           106,750
      Coinmach Corp., Senior Note, 11.75%, 11/15/05 .....     B+          75,000               82,969
      Exide Corp., Senior Note, 10.00%, 4/15/05 .........    N-R         125,000              131,250
      Fairfield Manufacturing, Senior Subordinated Note,
        11.38%, 7/1/01 ..................................     B-         100,000              107,250
      IMO Industries Inc., Senior Subordinated Note,
        11.75%, 5/1/06 ..................................     B-          75,000               75,187
      International Knife & Saw, Senior Subordinated
        Note, 11.38%, 11/15/06 ..........................     B-         100,000(e)           106,250
      Mettler-Toledo Inc., Senior Subordinated Note,
        9.75%, 10/1/06 ..................................     B           75,000               79,125
      Unifrax Investment Corp., Senior Note, 10.50%,
        11/1/03 .........................................     B          100,000              104,250
                                                                                         ------------
                                                                                              958,781
                                                                                         ------------

  INDUSTRIAL PROPERTY (0.6%):
      Monarch Marking Systems, Senior Note, 12.50%,
        7/1/03 ..........................................     B+         150,000              176,250
                                                                                         ------------

  LEISURE AND ENTERTAINMENT (3.1%):
      AMF Group Inc., Senior Discount Note, Delayed
        Interest, 12.27%, 3/15/06 .......................     B-         200,000(d)           143,250
      AMF Group Inc., Senior Subordinated Note, 10.88%,
        3/15/06 .........................................     B-         100,000              109,625
      Cobblestone Golf Group, Senior Note, 11.50%,
        6/1/03 ..........................................     B          150,000              159,375
      Premier Parks, Senior Note, 12.00%, 8/15/03             B+         150,000              169,875
      Six Flags Theme Parks Inc., Senior Subordinated
        Note, Delayed Interest, 12.53%, 6/15/05 .........     B          300,000(d)           298,500
                                                                                         ------------
                                                                                              880,625
                                                                                         ------------

  MACHINE TOOL MANUFACTURER (0.4%):
      Primeco Inc., Senior Subordinated Note, 12.75%,
        3/1/05 ..........................................     B+         100,000              115,000
                                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  25  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating    Principal             Market
Description of Security                                      (g)       Amount             Value (a)
---------------------------------------------------------  --------  -----------         ------------
  METAL & MINING (0.7%):
      Euramax International Plc, Senior Subordinated
        Note, 11.25%, 10/1/06 ...........................     B      $   125,000(e)(i)   $    134,530
      Royal Oak Mines Inc., Senior Subordinated Note,
        11.00%, 8/15/06 .................................     B-          75,000(i)            76,500
                                                                                         ------------
                                                                                              211,030
                                                                                         ------------

  OIL AND GAS (2.4%):
      Abraxas Petroleum Corp., Senior Note, 11.50%,
        11/1/04 .........................................     B          125,000(e)           136,250
      California Energy Company Inc., Senior Discount
        Note, Delayed Interest, 10.70%, 1/15/04 .........     BB         250,000(d)           275,000
      Falcon Drilling Company Inc., Senior Note, 9.75%,
        1/15/01 .........................................     B+         100,000              105,500
      Forcenergy Inc., Senior Subordinated Note, 9.50%,
        11/1/06 .........................................     B          100,000              106,250
      United Meridian Corp., Senior Subordinated Note,
        10.38%, 10/15/05 ................................     B           50,000               56,000
                                                                                         ------------
                                                                                              679,000
                                                                                         ------------

  PRINTING AND PUBLISHING (1.1%):
      Affiliated Newspaper Investments, Senior Discount
        Note, Delayed Interest, 12.79%, 7/1/06 ..........     B          250,000(d)           213,750
      Petersen Publishing/Capital Corp., Senior
        Subordinated Note, 11.13%, 11/15/06 .............     B-         100,000(e)           109,250
                                                                                         ------------
                                                                                              323,000
                                                                                         ------------

  RETAIL STORES (1.3%):
      Brylane LP/Brylane Capital Corp., Senior
        Subordinated Note, 10.00%, 9/1/03 ...............     B+         150,000              157,125
      Herff Jones Inc., Senior Subordinated Note, 11.00%,
        8/15/05 .........................................     B          100,000              109,000
      Hosiery Corp of America Inc., Senior Subordinated
        Note, 13.75%, 8/1/02 ............................     B-         100,000              111,750
                                                                                         ------------
                                                                                              377,875
                                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  26  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating    Principal             Market
Description of Security                                      (g)       Amount             Value (a)
---------------------------------------------------------  --------  -----------         ------------
  SERVICES (0.3%):
      Intertek Finance Plc, Senior Subordinated Note,
        10.25%, 11/1/06 .................................    N-R     $    75,000(e)(i)   $     79,031
                                                                                         ------------

  STEEL MANUFACTURER (1.7%):
      Acme Metals Inc., Senior Discount Note, Delayed
        Interest, 13.19%, 8/1/04 ........................     B           75,000(d)            80,250
      Bayou Steel Corp., 10.25%, 3/1/01 .................     B           50,000               49,125
      Envirosource Inc., Senior Note, 9.75%, 6/15/03 ....     B          100,000               98,750
      GS Technologies, Senior Operating Note, 12.00%,
        9/1/04 ..........................................     B          250,000              265,938
                                                                                         ------------
                                                                                              494,063
                                                                                         ------------

  SURFACE TRANSPORTATION (2.0%):
      Gearbulk Holding Ltd., Senior Note, 11.25%,
        12/1/04 .........................................     BB         125,000(i)           140,000
      Statia Terminals, 11.75%, 11/15/03 ................     B          100,000(e)           107,000
      Stena AB, Senior Note, 10.50%, 12/15/05 ...........    BB-         100,000(i)           111,250
      Trism Inc., Senior Subordinated Note, 10.75%,
        12/15/00 ........................................     B          215,000              199,413
                                                                                         ------------
                                                                                              557,663
                                                                                         ------------

  TELECOMMUNICATIONS AND CELLULAR (6.5%):
      Advanced Micro Devices, Senior Note, 11.00%,
        8/1/03 ..........................................    BB-         100,000              112,375
      America Communications Services, Senior Discount
        Note, Delayed Interest, 13.30%, 4/1/06 ..........    N-R         100,000(d)            62,250
      Brooks Fiber Properties, Senior Discount Note,
        Delayed Interest, 10.78%, 3/1/06 ................    N-R         250,000(d)           171,250
      Brooks Fiber Properties, Senior Discount Note,
        Delayed Interest, 11.59%, 11/1/06 ...............    N-R          50,000(d)            32,750
      Cellular Communications International Inc., Senior
        Discount Note, Zero-Coupon, 12.70%, 8/15/00 .....    CCC+        150,000(f)           109,500
      Dial Call Communications Inc., Senior Discount
        Note, Delayed Interest, 11.84%, 4/15/04 .........    CCC-        150,000(d)           119,250
      Fonorola Inc., Senior Note, 12.50%, 8/15/02 .           B+          50,000(i)            56,500

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  27  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating    Principal             Market
Description of Security                                      (g)       Amount             Value (a)
---------------------------------------------------------  --------  -----------         ------------
      Intermedia Communications of Florida, Senior
        Discount Note, Delayed Interest, 10.97%,
        5/15/06 .........................................     B-     $   250,000(d)      $    168,750
      Millicom International Cellular, Senior Discount
        Note, Delayed Interest, 12.68%, 6/1/06 ..........     B-         250,000(d)(i)        170,000
      Paging Network, Senior Subordinated Note, 10.00%,
        10/15/08 ........................................     B          100,000               99,625
      Phonetel Technologies, Senior Note, 12.00%,
        12/15/06 ........................................     B-          50,000               53,375
      Sygnet Wireless Inc., Senior Note, 11.50%,
        10/1/06 .........................................    CCC+        100,000              106,375
      Teleport Communications, Senior Discount Note,
        Delayed Interest, 11.23%, 7/1/07 ................     B          150,000(d)           107,250
      Teleport Communications, Senior Note, 9.88%,
        7/1/06 ..........................................     B           50,000               53,375
      USA Mobile Communications Inc. II, Senior Note,
        9.50%, 2/1/04 ...................................     B-         250,000              230,000
      Vanguard Cellular System, Senior Debenture, 9.38%,
        4/15/06 .........................................     B+         200,000              207,000
                                                                                         ------------
                                                                                            1,859,625
                                                                                         ------------

  TEXTILES AND APPAREL (1.5%):
      Pillowtex Corp., Senior Subordinated Note, 10.00%,
        11/15/06 ........................................     B+         100,000(e)           106,500
      Westpoint Stevens Inc., Senior Subordinated
        Debenture, 9.38%, 12/15/05 ......................     B+         300,000              313,500
                                                                                         ------------
                                                                                              420,000
                                                                                         ------------

  TRANSPORTATION (0.3%):
      Lear Corp., Subordinated Note, 9.50%, 7/15/06 .....    BB-          75,000               80,530
                                                                                         ------------

        Total High Yield Corporate Bonds
          (cost: $15,790,601)  ..........................                                  16,725,382
                                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  28  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                                                  Market
Description of Security                                      Shares             Value (a)
---------------------------------------------------------  -----------         ------------
COMMON STOCK (J) (0.2%):
  RETAIL TRADE (0.1%):
      Grand Union Co. ...................................        7,070         $     25,187
      Hosiery Corp of America Inc. ......................           50                  350
                                                                               ------------
                                                                                     25,537
                                                                               ------------

  CABLE TELEVISION (0.0%):
      CS Wireless Systems Inc. ..........................           27                   --
      Sullivan Broadcasting Holdings ....................          400                4,200
                                                                               ------------
                                                                                      4,200
                                                                               ------------

  TECHNOLOGY (0.0%):
      Pegasus Communications Corp. ......................          225                2,644
                                                                               ------------

  PRINTING & PUBLISHING (0.1%):
      Affiliated Newspaper Investments ..................          500               30,250
                                                                               ------------

        Total Common Stock
          (cost: $111,935)  .............................                            62,631
                                                                               ------------

PREFERRED STOCK (1.8%):
  COMMERCIAL AND INDUSTRIAL SERVICES (0.4%):
      PanAmSat L.P., Non-Convertible, PIK, 12.75% .......           90(d)           110,870
                                                                               ------------

  COMMERCIAL SERVICES (1.4%):
      Chancellor Radio Broadcasting Co., Exchangeable,
        12.00% ..........................................          750(e)            77,625
      K - III Communications Corp., Exchangeable, PIK,
        11.63% ..........................................        2,262(d)(e)        231,843
      American Radio Systems Corp., Cumulative,
        Exchangeable, PIK, 11.38% .......................          750(d)(e)         78,000
                                                                               ------------
                                                                                    387,468
                                                                               ------------

        Total Preferred Stock
          (cost: $421,125)  .............................                           498,338
                                                                               ------------

WARRANTS (J) (0.1%):
      BAR Technologies, 4/1/01 ..........................           50                3,000
      Cellular Communications International Inc.,
        8/15/03 .........................................          150                3,000
      ICF Kaiser International, 12/31/98 ................          120                   45
      Icon Health and Fitness Corp., 11/14/99 ...........          150               11,493
      Nextel Communications, 4/15/99 ....................          250                    5

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

                 1997 Annual Report  29  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                                                  Market
Description of Security                                      Shares             Value (a)
---------------------------------------------------------  -----------         ------------
      Sterling Chemicals Holdings, 8/15/08 ..............          100         $      3,500
      Uniroyal Technology Corp., 6/1/03 .................        1,250                1,888
      Wireless One Inc., 10/19/00 .......................          150                  150
                                                                               ------------

        Total Warrants
          (cost: $16,427)  ..............................                            23,081
                                                                               ------------

        Total Investments in Securities
          (cost: $30,987,739) (k)  ......................                      $ 32,038,100
                                                                               ------------
                                                                               ------------

NOTES TO INVESTMENTS IN SECURITIES
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) THIS ISSUE IS PARTIALLY PLEDGED AS INITIAL MARGIN DEPOSITS ON OPEN INTEREST RATE FUTURES SALES CONTRACTS (SEE NOTE 2 TO THE FINANCIAL STATEMENTS).
(C) ON FEBRUARY 28, 1997, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $4,010,000.
(D)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
          THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
         DELAYED INTEREST - REPRESENTS SECURITIES THAT REMAIN ZERO-COUPON
          SECURITIES UNTIL A PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS. THE INTEREST RATES DISCLOSED REPRESENT YIELDS AT FEBRUARY 28, 1997, BASED UPON THE ESTIMATED TIMING AND AMOUNT OF FUTURE INTEREST AND PRINCIPAL PAYMENTS.
         PIK - PAYMENT-IN-KIND INTEREST IS GENERALLY PAID BY ISSUING ADDITIONAL
          PAR OF THE SECURITY RATHER THAN PAYING CASH.
(E) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, WHICH ARE EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE INVESTMENTS ARE CONSIDERED TO BE ILLIQUID. THE AGGREGATE VALUE OF THESE SECURITIES AT FEBRUARY 28, 1997, IS $2,807,341, WHICH REPRESENTS 9.9% OF TOTAL NET ASSETS.
(F) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(G) THE STANDARD & POOR'S RATING IS A CURRENT ASSESSMENT OF THE CREDIT WORTHINESS OF AN ISSUER WITH RESPECT TO A SPECIFIC OBLIGATION. SECURITIES DESIGNATED AS 'N-R' ARE NOT RATED BY STANDARD & POOR'S.
         "BB" - LESS NEAR-TERM VULNERABILITY TO DEFAULT THAN OTHER SPECULATIVE
          ISSUES. HOWEVER, IT FACES MAJOR ONGOING UNCERTAINTIES OR EXPOSURE TO ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS WHICH COULD LEAD TO INADEQUATE CAPACITY TO MEET TIMELY INTEREST PRINCIPAL PAYMENTS.
         "B" - A GREATER VULNERABILITY TO DEFAULT BUT CURRENTLY HAS THE CAPACITY
          TO MEET INTEREST PAYMENTS AND PRINCIPAL REPAYMENTS. ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS WILL LIKELY IMPAIR CAPACITY OR WILLINGNESS TO PAY INTEREST AND REPAY PRINCIPAL.
         "CCC" - CURRENTLY IDENTIFIABLE VULNERABILITY TO DEFAULT, AND IS
          DEPENDENT UPON FAVORABLE BUSINESS, FINANCIAL AND ECONOMIC CONDITIONS TO MEET TIMELY PAYMENT OF INTEREST AND REPAYMENT OF PRINCIPAL. IN THE EVENT OF ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS, IT IS NOT
          LIKELY TO HAVE THE CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL.
         "D" - PAYMENT IS IN DEFAULT. INTEREST OR PRINCIPAL PAYMENTS ARE NOT
          MADE ON THE DATE DUE EVEN IF THE APPLICABLE GRACE PERIOD HAS NOT
          EXPIRED.

---------------------------------------------------------------------

                 1997 Annual Report  30  Highlander Income Fund

---------------------------------------------------------------------

         THE RATINGS ABOVE MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS
          SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.
(H)  SECURITY IS ILLIQUID AND IN DEFAULT WITH RESPECT TO ITS INTEREST PAYMENT.
     INTEREST IS CURRENTLY NOT BEING ACCRUED. THE AGGREGATE VALUE OF THIS
     SECURITY AT FEBRUARY 28, 1997, IS $118,750, WHICH REPRESENTS 0.4% OF TOTAL
     NET ASSETS.
(I)  SECURITIES OF FOREIGN ISSUERS ARE DENOMINATED IN U.S. DOLLARS. THE
     AGGREGATE VALUE OF THESE SECURITIES AT FEBRUARY 28, 1997, IS $1,801,624,
     WHICH REPRESENTS 6.3% OF TOTAL NET ASSETS.
(J)  CURRENTLY NONINCOME PRODUCING.
(K)  ON FEBRUARY 28, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $30,987,739. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, INCLUDING OPEN
     FUTURES TRANSACTIONS, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,464,951
      GROSS UNREALIZED DEPRECIATION ......      (369,215)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,095,736
                                            ------------
                                            ------------

---------------------------------------------------------------------

                 1997 Annual Report  31  Highlander Income Fund

Independent Auditors' Report
----------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
HIGHLANDER INCOME FUND INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Highlander Income Fund Inc. as of February 28, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights presented in note 7 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Highlander Income Fund Inc. as of February 28, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
April 4, 1997

---------------------------------------------------------------------

                 1997 Annual Report  32  Highlander Income Fund

        Federal Income Tax Information
----------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                                      AMOUNT
---------------------------------------------    --------
March 27, 1996 ..............................    $ 0.0940
April 24, 1996 ..............................      0.0940
May 29, 1996 ................................      0.0940
June 26, 1996 ...............................      0.0940
July 24, 1996 ...............................      0.0940
August 28, 1996 .............................      0.0940
September 25, 1996 ..........................      0.0940
October 23, 1996 ............................      0.0940
November 27, 1996 ...........................      0.0940
December 18, 1996 ...........................      0.0940
January 10, 1997 ............................      0.0940
February 26, 1997 ...........................      0.0940
                                                 --------
    Total ...................................    $ 1.1280
                                                 --------
                                                 --------

---------------------------------------------------------------------

                 1997 Annual Report  33  Highlander Income Fund

        Shareholder Update
----------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1996. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set below.

               (1) The fund's shareholders elected the following directors:

                                                                SHARES
                                                   SHARES       WITHHOLDING
                                                   VOTED        AUTHORITY
                                                   "FOR"        TO VOTE
                                                 ----------     -------
David T. Bennett ............................    1,767,234      19,925
Jaye F. Dyer ................................    1,767,234      19,925
William H. Ellis ............................    1,764,148      23,011
Karol D. Emmerich ...........................    1,767,634      19,525
Luella G. Goldberg ..........................    1,766,060      21,099
George Latimer ..............................    1,767,634      19,525

               (2) The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ended February 28, 1997. The following votes were cast regarding this matter:

      SHARES       SHARES
      VOTED        VOTED                    BROKER
      "FOR"        "AGAINST"  ABSTENTIONS NON-VOTES
    ----------     ------     -------     ----------
     1,774,445     2,080      10,634             --

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

---------------------------------------------------------------------

                 1997 Annual Report  34  Highlander Income Fund

---------------------------------------------------------------------

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 10% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 10% or more above the NAV, you will receive

---------------------------------------------------------------------

                 1997 Annual Report  35  Highlander Income Fund

---------------------------------------------------------------------
               shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with a NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertificated form in your name.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written

---------------------------------------------------------------------

                 1997 Annual Report  36  Highlander Income Fund

---------------------------------------------------------------------
               instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

                 1997 Annual Report  37  Highlander Income Fund

        Directors and Officers
----------------------------------------

                  DIRECTORS
               David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS,
                   INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
               Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
               William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER
                   CAPITAL MANAGEMENT INCORPORATED
               Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
               Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL
                   CORP., HORMEL FOODS CORP.
               David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND CHIEF
                   ADMINISTRATIVE OFFICER OF DEAN WITTER INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
               George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY FUNDS

                  OFFICERS

William H. Ellis,
    CHAIRMAN OF THE BOARD
Paul A. Dow,
    PRESIDENT
Robert H. Nelson,
    VICE PRESIDENT AND TREASURER
Susan Sharp Miley,
    SECRETARY

                  INVESTMENT ADVISER
               Piper Capital Management Incorporated
               222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                  SUB ADVISER
               Federated Advisers
               FEDERATED INVESTORS TOWER, PITTSBURGH, PA 15222-3779

                  CUSTODIAN, ACCOUNTING AND TRANSFER AGENT
               Investors Fiduciary Trust Company
               127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                  LEGAL COUNSEL
               Dorsey & Whitney LLP
               220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

                  INDEPENDENT AUDITORS
               KPMG Peat Marwick LLP
               4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

---------------------------------------------------------------------

                 1997 Annual Report  38  Highlander Income Fund

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.


                1997 Annual Report     39     Highlander Income Fund

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                1997 Annual Report     40     Highlander Income Fund

GLOSSARY OF TERMS (***)

COUPON
The interest rate on a bond that the issuer promises to pay to the holder until the bond matures or resets its rate. It is expressed as an annual percentage of face value.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration calculations are based on various assumptions and have several limitations. Effective duration is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, and can be greatly affected by interest rate changes. Effective duration does not estimate changes in the value of a security caused by changes in the credit worthiness of the underlying issuer and is not a complete measure of the risk associated with investing in high-yield securities.

PASS-THROUGH SECURITIES
Pass-throughs are securities that represent an interest in a pool of mortgages. These securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

SEASONED
For mortgage-backed securities, a seasoned issue is one that has already gone through a refinancing cycle and, therefore, is less likely to prepay principal at an accelerated rate if refinancings pick up again.

YIELD SPREAD
In comparing bonds, yield spread refers to the difference in yields between bonds of different credit quality.


FOR MORE INFORMATION


By Phone

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services
representatives are ready to answer
your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:

37  Highlander Income Fund

TO ORDER LITERATURE
press 5, ask a service
representative to mail you
additional literature, including a
Quarterly Update. You can also
request to be put on a mailing list to
receive this information
automatically each quarter.


By Mail

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our
shareholders, we have implemented
a process to reduce duplicate
mailings of the fund's shareholder
reports. This householding process
should allow us to mail one report to
each address where one or more
registered shareholders with the
same last name reside. If you would
like to have additional reports
mailed to your address, please call
our Mutual Fund Services area at
1 800 866-7778, or mail a
request to us.


On-Line

http://www.piperjaffray.com/


                1997 Annual Report     41     Highlander Income Fund

[LOGO]                                                              Bulk Rate
                                                                  U.S. Postage
                                                                      PAID
                                                                 Permit No. 3008
                                                                    Mpls., MN
PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN  55402-3804



THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
100% TOTAL RECOVERED FIBER,  INCLUDING 15% POST-CONSUMER WASTE.

#11710 4/1997 150-97